Exhibit 10(FF)


                        VIRGINIA BANKERS ASSOCIATION

                      MODEL DEFERRED COMPENSATION PLAN

                               FOR DIRECTORS

                              (January, 1998)

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                             TABLE OF CONTENTS


                                                                      Page

                                ARTICLE I
                            Definition of Terms

1.1      Act                                                              1
1.2      Administrator                                                    1
1.3      Adoption Agreement                                               1
1.4      Beneficiary                                                      1
1.5      Benefit Commencement Date                                        1
1.6      Board                                                            1
1.7      Code                                                             1
1.8      Compensation                                                     1
1.9      Corporation                                                      1
1.10     Director                                                         1
1.11     Deferral Account or Deferral Accounts                            2
1.11(a)  Director Deferral Account                                        2
1.11(b)  Rollover Account                                                 2
1.12     Deferral Benefit                                                 2
1.13     Deferral Compensation Election                                   2
1.14     Deferral Contributions                                           2
1.15     Effective Date                                                   2
1.15(a)  Effective Date of the Plan                                       2
1.159b)  Effective Date of the Restatement of the Plan                    2
1.16     Eligible Director                                                2
1.17     Participant                                                      2
1.18     Plan                                                             2
1.19     Plan Sponsor                                                     2
1.20     Plan Year                                                        2
1.21     Rabbi Trust                                                      2
1.22     Restated Plan                                                    2
1.23     Valuation Date                                                   2
1.24     VBA Plan                                                         2

                               ARTICLE II
                      Eligibility and Participation

2.1      Eligibility                                                      3
2.2      Notice and Election Regarding Active Participation               3
2.3      Commencement of Active Participation                             3
2.4      Length of Participation                                          3

                               ARTICLE III
                   Determination of Deferral Benefits

3.1      Deferral Benefit                                                 3
3.2      Deferral Account                                                 3
3.3      Deferred Compensation Election                                   4
3.4      Subtractions from Deferral Account                               5
3.5      Crediting of Deemed Earnings to Deferral Account                 5
3.6      Equitable Adjustment in Case of Error Omission                   5
3.7      Statement of Benefits                                            5
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                               ARTICLE IV
                                Vesting

4.1      Vesting in Director Deferral Account                             5


                                ARTICLE V
                                 Funding

5.1      Funding                                                          5
5.2      Use of Rabbi Trust Permitted                                     6


                               ARTICLE VI
                        Time and Form of Payment

6.1      Time of Payment of Deferral Benefit                              6
6.2      Form of Payment of Deferral Benefit                              6
6.3      Lump Sum Payments and Periodic Installments                      6
6.4      Death after Benefit Commencement                                 7
6.5      Discretionary Cash-Out by Lump Sum Payment                       7
6.6      Benefit Determination and Payment Procedure                      7
6.7      Payments to Minors and Incompetents                              7
6.8      Distribution of Benefit When Distributee Cannot Be Located       7
6.9      Claims Procedure                                                 7

                               ARTICLE VII
                         Beneficiary Designation

7.1      Beneficiary Designation                                          8


                              ARTICLE VIII
                               Withdrawals

8.1      Severe Financial Hardship Withdrawals                            9


                               ARTICLE IX
                           Plan Administration

9.1      Plan Administrator                                               9
9.2      Power and Authority of Administrator                             9


                                ARTICLE X
                    Amendment and Termination of Plan

10.1     Amendment or Termination of the Plan                             9

                               ARTICLE XI
                   Adoption by Additional Corporations

11.1     Adoption by Additional Corporations                             10


                               ARTICLE XII
                              Miscellaneous

12.1     Nonassignability                                                10
12.2     Right to Require Information and Reliance Thereon               10
12.3     Notices and Elections                                           10
12.4     Delegation of Authority                                         10
12.5     Service of Process                                              10
12.6     Governing Law                                                   10
12.7     Binding Effect                                                  10
12.8     Severability                                                    10
12.9     No Effect on Employment Agreement                               10
12.10    Gender and Number                                               10
12.11    Titles and Captions                                             11
12.12    Construction                                                    11
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                          VIRGINIA BANKERS ASSOCIATION
                        MODEL DEFERRED COMPENSATION PLAN
                                 FOR DIRECTORS
                                (January, 1998)


     A Corporation desiring to adopt the Plan should complete the necessary information in the Adoption Agreement. The Virginia Bankers Association cannot guarantee that any Plan adopted by a Corporation will be deemed to satisfy, or will actually satisfy, the requirements of the Internal Revenue Code to deferred compensation plans for directors. Corporations considering the use of the Plan must recognize that neither the Virginia Bankers Association nor its employees or representatives can give any legal advice as to the acceptability or application of the Plan in any particular situation, and that they should consult their own attorney for such advice. The establishment, operation, and the related tax consequences of the adoption and maintenance of a deferred compensation plan for directors are the responsibilities of the Corporation and its own legal counsel.


                                ARTICLE I
                            Definition of Terms

     The following words and terms as used in this Plan shall have the meaning set forth below, unless a different meaning is clearly required by the context:

     1.1 "Act": The Employee Retirement Income Security Act of 1974, as the same may be amended from time to time, or the corresponding sections of any subsequent legislation which replaces it, and, to the extent not inconsistent therewith, the regulations issued thereunder.

     1.2 "Administrator": The Plan Administrator named and serving in accordance with ARTICLE X hereof, and any successor or additional
Administrator appointed and serving in accordance herewith, all as selected in Option 2(b) of the Adoption Agreement or as appointed, resigned or removed by separate instrument attached thereto.

     1.3 "Adoption Agreement": The adoption agreement, and any amendment thereto, which sets forth certain elections and representations of the Corporation and by execution of which the Corporation adopts the Plan.

     1.4 "Beneficiary": The person or persons designated by a Participant or otherwise entitled pursuant to ARTICLE VII to receive benefits under the Plan attributable to such Participant after the death of such Participant.

     1.5 "Benefit Commencement Date": The date or dates designated or provided for in Option 5(a) of the Adoption Agreement.

     1.6 "Board": The present and any succeeding Board of Directors of the Plan Sponsor, unless such term is used with respect to a particular Corporation and its Directors or Participants, in which event it shall mean the present and any succeeding Board of Directors of that Corporation.

     1.7 "Code": The Internal Revenue Code of 1986, as the same may be amended from time to time, or the corresponding section of any subsequent Internal Revenue Code, and, to the extent not inconsistent therewith, regulations issued thereunder.

     1.8 "Compensation": A Participant's (i) retainer as more specifically designated by the Corporation in Option 4(a) of the Adoption Agreement (referred to as "Retainer") and (ii) fees as more specifically designated by the Corporation in Option 4(a) of the Adoption Agreement (collectively referred to as "Fees").

     1.9 "Corporation": The Plan Sponsor and those Corporations all of which shall be members of the same controlled or affiliated service group which are treated as a single employer under Section 414(b), (c), (m) or (o) of the Code, named in Option 1(f) of the Adoption Agreement adopting the Plan, collectively, unless the context indicates otherwise.

     1.10 "Director": An individual who is a member of the Board of the Corporation.

     1.11 "Deferral Account" or "Deferral Accounts": The unfunded, bookkeeping account(s) maintained on the books of the Corporation for a Participant which reflects his interest in amounts attributable to Deferral Contributions under the Plan made by or on behalf of the Participant consisting of the following:

     1.11(a)     "Director Deferral Account":  The account or accounts of a
Participant under the Plan attributable to his Director Deferral Contributions to the Plan.

     1.11(b)     "Rollover Account":  The account or accounts of a Participant attributable to any deferrals of remuneration by or on behalf of the Participant under any deferred compensation plan for directors previously maintained by the Corporation that is merged into or transferred to the Plan.

     1.12 "Deferral Benefit": The sum of the vested balances of Participant's Deferral Accounts under the Plan as of the most recent Valuation Date (or as otherwise provided herein).

     1.13 "Deferred Compensation Election": The election made by the Participant pursuant to paragraph 3.3 of the Plan.

     1.14 "Deferral Contributions": That portion of a Participant's Compensation which is deferred under the Plan.

     1.15     "Effective Date":

     1.15(a)     The "Effective Date of the Plan" with respect to each
Corporation shall be that date or dates specified in Option 3(a) (or in Option 3(c), in the case of an adopting Corporation) of the Adoption Agreement.

     1.15(b)     The "Effective Date of the Restatement of the Plan" with
respect to each Corporation shall be that date or dates specified in Option 3(b) of the Adoption Agreement.

     1.16 "Eligible Director": Any Director in the class of Directors indicated in Option 4(b) of the Adoption Agreement.

     1.17 "Participant": An Eligible Director or other person qualified to participate in the Plan for so long as he is considered a Participant as provided in ARTICLE II hereof. Participants may be classified as Active or Inactive Participants as provided in ARTICLE II.

     1.18 "Plan": This Agreement as contained herein or duly amended all as adopted by the Corporation through the Adoption Agreement.

     1.19 "Plan Sponsor": The Corporation named in Option 1(a) of the Adoption Agreement.

     1.20 "Plan Year": The twelve consecutive month period commencing upon the first day of January of each year provided, however in the event that this is a Restated Plan which was maintained previously on the basis of a different Plan Year, the prior Plan Year and short Plan Year needed to effect the Plan Year change shall be as set forth in Option 4(c) of the Adoption Agreement.

     1.21 "Rabbi Trust": A trust fund described in paragraph 5.2 and established or maintained for the Plan.

     1.22 "Restated Plan": The Plan, if it is indicated in Option 3(b) of the Adoption Agreement that the Plan is adopted as an amendment or restatement of deferred compensation plan for directors previously maintained by the Corporation.

     1.23 "Valuation Date": The date selected by the Corporation in Option 4(d) of the Adoption Agreement.

     1.24 "VBA Plan": The Virginia Bankers Association Master Defined Contribution Plan and Trust.


                               ARTICLE II
                     Eligibility and Participation

     2.1 Eligibility. Each Eligible Director shall be eligible to participate in the Plan effective as provided for in Option 4(e) of the Adoption Agreement.

     2.2     Notice and Election Regarding Active Participation.

     2.2(a)     The Administrator shall give notice of eligibility to each
Eligible Director who is anticipated to be eligible to make Deferral Contributions to the Plan within a reasonable period of time prior to the effective date of eligibility for coverage as described in paragraph 2.1.

     2.2(b)     In order to become an Active Participant and make Deferral
Contributions with respect to a Plan Year, an Eligible Director must file with the Administrator an election as hereinafter provided:

                (i) With respect to the Plan Year in which the Effective Date or the effective date of coverage as described in paragraph
            2.1 occurs, in order to make Deferral Contributions with respect to such Plan Year, an Eligible Director must file a Deferred Compensation Election with the Administrator within 30 days of such Effective Date or effective date of coverage. The Deferred Compensation Election shall be effective to defer Fees for services to be performed subsequent to the election. The Deferred Compensation Election shall be effective to defer Retainers in a manner determined by the Administrator, in consultation with its legal counsel, to prevent the Participant from being considered to have constructively received such Retainer.

                (ii) With respect to Plan Years beginning on or after the Effective Date or effective date of coverage as described in paragraph 2.1, in order to make Deferral Contributions of Fees or Retainer with respect to a Plan Year, an Eligible Director must file a Deferred Compensation Election with the Administrator prior to the beginning of the Plan Year. The Deferred Compensation Election for Fees shall be effective as of the first day of the Plan Year in which the services that give rise to the Fees or Retainers to be deferred are rendered.

     2.3 Commencement of Active Participation. An Eligible Director shall become an Active Participant with respect to a Plan Year only if he is an Eligible Director on the date in such Plan Year his Deferral Election is scheduled to become effective and he timely files and has in effect a Deferral Election with respect to such Plan Year.

     2.4 Length of Participation. An individual who is or becomes a Participant shall be or remain an Active Participant whenever he is an Eligible Director with a Deferral Election in effect; and he shall be or remain an Inactive Participant whenever he is entitled to future benefits under the terms of the Plan and is not considered an Active Participant.


                               ARTICLE III
                     Determination of Deferral Benefits

     3.1 Deferral Benefit. For purposes hereof, a Participant's Deferral Benefit shall be the sum of the vested balances in his Director Deferral Account and, if applicable, his Rollover Account at the time in question.

     3.2     Deferral Account.

     3.2(a)     The Corporation shall establish and maintain on its books
Deferral Accounts (and appropriate subdivisions thereof) for each Participant to reflect the Participant's benefits under the Plan.

     3.2(b)     The balance in the Director Deferral Account of a Participant shall consist of his Deferral Contributions made to the Plan pursuant to paragraph 3.3, subtractions pursuant to paragraph 3.4, and deemed earnings or losses thereon determined pursuant to paragraph 3.5.

     3.2(c)     The balance in the Rollover Account of a Participant shall consist of balance transferred to the Plan on the Participant's behalf, subtractions pursuant to paragraph 3.4, and deemed earnings or losses thereon determined pursuant to paragraph 3.5.

     3.3     Deferred Compensation Election.

     3.3(a)     Subject to the restrictions and conditions hereinafter
provided, an Eligible Director shall be entitled to elect to defer, as a Director Deferral Contribution with respect to a Plan Year, an amount of his Compensation which is specified by and in accordance with his direction in his Deferred Compensation Election for such Plan Year. Any such election must be filed with the Administrator at the time required under subparagraph 2.2(b).

     3.3(b)     Deferred Compensation Elections shall be subject to the
following rules:

                (i) A separate Deferred Compensation Election must be filed for each Plan Year.

                (ii) Each Deferred Compensation Election must specify the following:

                        (A) The amount of the Deferral Contribution for the applicable period;

                        (B) The Compensation from which the Deferral Contribution shall be withheld, if appropriate;

                        (C)     If both Option 5(a)(2) and Option
                    5(a)(2)(B)(i) of the Adoption Agreement are selected, his Benefit Commencement Date which date (I) may be one of the dates permitted in Option 5(a)(2)(A) of the Adoption Agreement, and (II) shall be irrevocable; provided however, that with respect to a Disability Retirement Date, the Participant's Benefit Commencement Date shall be his Disability Retirement Date;

                        (D)     If both Option 5(b)(2) and Option
                    5(b)(2)(B)(i) of the Adoption Agreement are selected, the form of payment and if periodic installments are elected, the number of years over which the Deferral Benefit is to be paid to the Participant or his Beneficiary which period
                    (I) shall be the same for all Director Deferral Contributions made and Deferral Benefits payable with respect to a Plan Year, (II) shall be one of the frequencies and one of the periods permitted in Option 5(b)(2)(ii) and (III) shall be irrevocable;

                        (E)     The Plan Year to which it relates; and

                        (F) Such other information as the Administrator may require.

     3.3(c)     Each Director Deferral Contribution is intended to be an
elective compensation reduction amount which shall be deducted from a Participant's Compensation otherwise payable to him for a Plan Year by way of Fees or Retainer. Unless otherwise approved by the Administrator:

                (i) Director Deferral Contribution of Fees shall be withheld from annual fees on a pro rata basis throughout the Plan Year (or remainder of the Plan Year, in the case of an Director who first becomes a Participant during the Plan Year as of a date other than the first day of the Plan Year, in the case of the Plan Year which contains the Effective Date of the Plan which is a date other than the first day of a Plan Year) to which the Director Deferral Contributions of Fees relate; and

                (ii) Unless otherwise specifically stated in the Deferred Compensation Election filed by the Participant, Director Deferral Contributions of Retainer shall be withheld on a first dollar basis from the Retainer before any part is paid to the Participant, provided however, a Director Deferral Contribution of Retainer shall be reduced by any employment taxes required to be withheld unless the amount required to be withheld may be withheld from payments to be made to the Participant as a Retainer at the same time as the Director Deferral Contribution would otherwise have been paid in cash, or the Participant makes other arrangements with the Administrator to have such employment taxes withheld from other Compensation to be paid to the Participant during the Plan Year. However, the Deferred Compensation Election filed by the Participant may, if permitted by the Administrator, provide that the Director Deferral Contribution of Retainer be withheld after a threshold level of Retainer has been paid to the Participant in cash.

     3.3(d)     Deferral Contributions of Fees made by a Participant for a
Plan Year shall be credited to his Director Deferral Account as of the date such Fees are otherwise payable to the Participant.

     3.3(e)     Deferral Contributions of Retainer made by a Participant shall be credited to his Director Deferral Account as of the date such Retainer is otherwise payable to the Participant.

     3.4 Subtractions from Deferral Account. All distributions and withdrawals from a Participant's Deferral Account shall be subtracted when such distributions are made.

     3.5 Crediting of Deemed Earnings to Deferral Account. As of each Valuation Date, there shall be credited to the Deferral Accounts of each Participant, earnings and losses based on the deemed investments selected by the Corporation or, if permitted in Option 6 of the Adoption Agreement, by the Participant (or, if deceased, his Beneficiary) in accordance with the procedures adopted for the Plan by the Administrator from time to time. The available investment options shall be the funds available for directed investment under the VBA Plan. The Deferral Accounts of a Participant who does not make a deemed investment direction shall be credited with earnings and losses as though his Deferral Accounts were invested in the Current Income Fund under the VBA Plan. Such earnings and losses may be adjusted, in the discretion of the Plan Sponsor, to reflect the expenses associated with maintaining the Plan and, if applicable, the Rabbi Trust.

     3.6 Equitable Adjustment in Case of Error or Omission. Where an error or omission is discovered in the Deferral Account of a Participant, the Administrator shall be authorized to make such equitable adjustment as the Administrator deems appropriate.

     3.7 Statement of Benefits. Within a reasonable time after December 31 of the Plan Year and at the date a Participant's Deferral Benefit or Death Benefit becomes payable under the Plan, the Administrator shall provide to each Participant (or, if deceased, to his Beneficiary) a statement of the benefit under the Plan.


                               ARTICLE IV
                                 Vesting


     4.1 Vesting. A Participant's rights to the balance in his Deferral Account and Deferral Benefit shall be fully vested and nonforfeitable at all times, and the termination of his employment as a Director for any reason or his death shall not diminish the amount payable to the Participant or his Beneficiary.


                                ARTICLE V
                                 Funding

     5.1     Funding.

     5.1(a)     The undertaking to pay benefits hereunder shall be an
unfounded obligation payable solely from the general assets of the Corporation and subject to the claims of the Corporation's creditors. The Deferral Accounts shall be maintained as book reserve accounts solely for accounting purposes.

     5.1(b)     Except as provided in the Rabbi Trust established as permitted in paragraph 5.2, nothing contained in the Plan and no action taken pursuant to the provisions of the Plan shall create or be construed to create a trust of any kind or a fiduciary relationship between the Corporation and the Participant or his Beneficiary or any other person. To the extent that any person acquires a right to receive payments from the Corporation under the Plan, such rights shall be no greater than the right of any unsecured general creditor of the Corporation.

     5.1(c)     Where more than one Corporation participates in the Plan, the funding and payment provisions hereof shall apply separately to each such Corporation.

     5.1(d)     The Plan Sponsor may in its discretion make the payment of any or all benefits under the Plan in lieu of payment by one or more Corporation. Where the Plan Sponsor makes payments on behalf of other Corporations, the Plan Sponsor may require contributions by participating Corporations to the Plan Sponsor at such times (whether before, at or after the time of payment), in such amounts and or such basis as it may from time to time determine in order to defray the cost of benefits and administration of the Plan.

     5.2 Use of Rabbi Trust Permitted. Notwithstanding any provision herein to the contrary, the Plan Sponsor may in its sole discretion elect to establish and fund a Rabbi Trust for the purpose of providing benefits under the Plan.


                               ARTICLE VI
                        Time and Form of Payment

     6.1     Time of Payment of Deferral Benefit.

     6.1(a)     A Participant's Deferral Benefit, if any, shall become payable to the Participant, if then alive, on his Benefit Commencement Date.

     6.1(b)     In the event of the Participant's death before his Benefit
Commencement Date, the Participant's Deferral Benefit shall become payable to the Beneficiary on the first day of the calendar quarter following the date of the Participant's death.

     6.1(c)     If both Option 5(a)(2) and Option 5(a)(2)(B)(ii) of the
Adoption Agreement are selected, the Participant may select the Benefit Commencement Date within the guidelines set forth in Option 5(a)(2) of the Adoption Agreement.

     6.1(d)     Notwithstanding the foregoing, payment may be delayed for a reasonable period in the event the Participant cannot be located or is not competent to receive the benefit payment, there is a dispute as to the proper recipient of such benefit payment, additional time is needed to complete the Plan allocations, or additional time is needed for other administrative reasons.

     6.2     Form of Payment of Deferral Benefit.

     6.2(a)     A Participant shall be paid the Deferral Benefit, if any, to which he is entitled, commencing at the applicable time provided in paragraph 6.1, in a lump sum payment or in periodic installments payable with the frequency selected by the Corporation in Option 5(b) of the Adoption Agreement over a period selected by the Corporation in Option 5(b) of the Adoption Agreement or, if permitted in Option 5(b) of the Adoption Agreement, by the Participant.

     6.2(b)     In the event of the Participant's death before his Benefit
Commencement Date, the Beneficiary shall be paid the Deferral Benefit, if any, to which he is entitled, commencing at the applicable time provided in paragraph 6.1, in a lump sum payment or in periodic installments payable with the frequency selected by the Corporation in Option 5(c) of the Adoption Agreement over a period selected by the Corporation in Option 5(c) of the Adoption Agreement or, if permitted in Option 5(c) of the Adoption Agreement, by the Participant.

     6.2(c)     If both Option 5(b)(2) and Option 5(b)(2)(B)(ii) of the
Adoption Agreement are selected, the Participant may select the form of payment within the guidelines set forth in Option 5(b)(2) of the Adoption Agreement.

     6.3     Lump Sum Payments and Periodic Installments.

     6.3(a)     If a lump sum payment is permitted under the Plan, the amount of a lump sum payment to or with respect to a Participant shall be determined by reference to the Deferral Benefit.

     6.3(b)     If periodic installment payments are permitted under the Plan, the amount of each periodic installment payment shall be the lesser of:

                (i) The quotient obtained by dividing (A) the amount of such Participant's vested Deferral Benefit determined as though a lump sum payment were being made as of the last Valuation Date (or other time of valuation hereunder) immediately preceding the date of payment of such installment adjusted in the case of the first such payment for contributions or other adjustments allocated after such Valuation Date (or other time of valuation hereunder) and for any distributions therefrom since such Valuation Date, by
            (B) the number of installment payments then remaining to be made;
            or

                (ii) The amount of such vested Deferral Benefit at such time.

     6.3(c)     In the event that a Participant who has begun to receive
periodic installment payments again becomes an Director of the Corporation, his periodic installments shall continue regardless of his return to employment with the Corporation.

     6.4 Death after Benefit Commencement. Upon the death of a Participant after his benefit becomes payable in periodic installments, the amounts of any periodic installments remaining unpaid shall be paid to his Beneficiary over the remaining term certain for such installments subject to such reduction of the remaining term certain as may be determined by the Administrator.

     6.5 Discretionary Cash-Out by Lump Sum Payment. Notwithstanding the time and form of benefit payment provisions of paragraphs 6.1 and 6.2, in the sole discretion of the Administrator, a Participant's vested Deferral Benefit may be cashed-out in a lump sum payment in an amount equal to the vested balance in the Participant's Deferral Accounts at such time if, at any time, either (i) the entire vested Deferral Benefit is not over $10,000 or (ii) the periodic installment payment amount is not over $2,000.

     6.6 Benefit Determination and Payment Procedure. The Administrator shall make all determinations concerning eligibility for benefits under the Plan, the time or terms of payment, and the form or manner of payment to the Participant or the Participant's Beneficiary, in the event of the death of the Participant. The Administrator shall promptly notify the Corporation and, where payments are to be made from a Rabbi Trust, the trustee thereof of each such determination that benefit payments are due and provide to the Corporation and, where applicable, such trustee all other information necessary to allow the Corporation or such trustee, as the case may be, to carry out said determination, whereupon the Corporation or such trustee, as the case may be, shall pay such benefits in accordance with the Administrator's determination.

     6.7 Payments to Minors and Incompetents. If a Participant or Beneficiary entitled to receive any benefits hereunder is a minor or is adjudged to be legally incapable of giving valid receipt and discharge for such benefits, or is deemed so by the Administrator, benefits will be paid to such person as the Administrator may designate for the benefit of such Participant or Beneficiary. Such payments shall be considered a payment to such Participant or Beneficiary and shall, to the extent made, be deemed a complete discharge of any liability for such payments under the Plan.

     6.8 Distribution of Benefit When Distributee Cannot Be Located. The Administrator shall make all reasonable attempts to determine the identity and/or whereabouts of a Participant entitled to benefits under the Plan, including the mailing by certified mail of a notice to the last known address shown on the Corporation's or the Administrator's records. If the Administrator is unable to locate such a person entitled to benefits hereunder, or if there has been no claim made for such benefits, the Corporation shall continue to hold the benefit due such person, subject to any applicable statute of escheats.

     6.9     Claims Procedure.

     6.9(a)     In the event that a Participant is a common law employee of the Corporation the following claims procedure shall apply to that Participant and his Beneficiaries to the extent required by the Act. Such Participant or Beneficiary (the "claimant") shall have the right to request any benefit under the Plan by filing a written claim for any such benefit with the Administrator on a form provided by the Administrator for such purpose. The Administrator shall give such claim due consideration and shall either approve or deny it in whole or in part. Within ninety (90) days following receipt of such claim by the Administrator, notice of any denial thereof, in whole or in part, shall be delivered to the claimant or his duly authorized representative or such notice of denial shall be sent by mail to the claimant or his duly authorized representative at the address shown on the claim form or such individual's last known address. The aforesaid ninety (90) day response period may be extended to one hundred eighty (180) days after receipt of the claimant's claim if special circumstances exist and if written notice of the extension to one hundred eighty (180) days indicating the special circumstances involved and the date by which a decision is expected to be made is furnished to the claimant within ninety (90) days after receipt of the claimant's claim. Such notice of denial shall be written in a manner calculated to be understood by the claimant and shall:

                (i)     Set forth a specific reason or reasons for the denial,

                (ii) Make specific reference to the pertinent provisions of the Plan on which any denial of benefits is based,

                (iii) Describe any additional material or information necessary for the claimant to perfect the claim and explain why such material or information is necessary, and

                (iv)     Explain the claim review procedure of subparagraph
            6.9(b).

If such notice of denial is not provided to the claimant within the applicable ninety (90) day or one hundred eighty (180) day period, the claimant's claim shall be considered denied for purposes of the claim review procedure of subparagraph 6.9(b).

     6.9(b)     A Participant or Beneficiary whose claim filed pursuant to subparagraph 6.9(a) has been denied, in whole or in part, may, within sixty
(60) days following receipt of notice of such denial, or following the expiration of the applicable period provided for in subparagraph 6.9(a) for notifying the claimant of the decision on the claim if no notice of denial is provided, make written application to the Administrator for a review of such claim, which application shall be filed with the Administrator. For purposes of such review, the claimant or his duly authorized representative may review Plan documents pertinent to such claim and may submit to the Administrator written issues and comments respecting such claim. The Administrator may schedule and hold a hearing. The Administrator shall make a full and fair review of any denial of a claim for benefits and issue its decision thereon promptly, but no later than sixty (60) days after receipt by the Administrator of the claimant's request for review, or one hundred twenty (120) days after such receipt if a hearing is to be held or if other special circumstances exist and if written notice of the extension to one hundred twenty (120) days is furnished to the claimant within sixty (60) days after the receipt of the claimant's request for a review. Such decision shall be in writing, shall be delivered or mailed by the Administrator to the claimant or his duly authorized representative in the manner prescribed in subparagraph 6.9(a) for notices of approval or denial of claims, and shall:

                (i)     Include specific reasons for the decision,

                (ii) Be written in a manner calculated to be understood by the claimant, and

                (iii) Contain specific references to the pertinent Plan provisions on which the decision is based.

The Administrator's decision made in good faith shall be final.


                               ARTICLE VII
                         Beneficiary Designation

     7.1     Beneficiary Designation.

     7.1(a)     Each Participant shall be entitled to designate a Beneficiary hereunder by filing a designation in writing with the Administrator on the form provided for such purpose. Any Beneficiary designation made hereunder shall be effective only if signed and dated by the Participant and delivered to the Administrator prior to the time of the Participant's death. Any Beneficiary designation hereunder shall remain effective until changed or revoked hereunder.

     7.1(b)     Any Beneficiary designation may include multiple, contingent or successive Beneficiaries and may specify the proportionate distribution to each Beneficiary.

     7.1(c)     A Beneficiary designation may be changed by the Participant at any time, or from time to time, by filing a new designation in writing with the Administrator.

     7.1(d)     If a Participant dies without having designated a Beneficiary, or if the Beneficiary so designated has predeceased the Participant or cannot be located by the Administrator within one (1) year after the date when the Administrator commenced making a reasonable effort to locate such Beneficiary, then the Participant's spouse or, if none, the executor or the administrator of his estate shall be deemed to be his Beneficiary.

     7.1(e)     If a Beneficiary of the Participant shall survive the
Participant but shall die before the Participant's entire benefit under the Plan has been distributed, then, absent any other provision by the Participant, the unpaid balance thereof shall be distributed to such other beneficiary named by the deceased Beneficiary to receive his interest or, if none, to the estate of the deceased Beneficiary. If multiple beneficiaries are designated, absent any other provision by the Participant, those named or the survivor of them shall share equally in any amounts payable hereunder.


                              ARTICLE VIII
                               Withdrawals

     8.1     Severe Financial Hardship Withdrawals.

     8.1(a)     In the event of any Severe Financial Hardship and upon written request of a Participant (or, if subsequent to his death, his Beneficiary), the Administrator in its sole discretion may pay in one lump sum to the Participant (or his Beneficiary) all or any portion of the Participant's Director Deferral Account and his Rollover Account. Any such payment shall be limited to that amount reasonably necessary to alleviate the Severe Financial Hardship, and any remaining payments or account balances shall be appropriately adjusted.

     8.1(b)     For purposes hereof, a "Severe Financial Hardship" means an unforeseeable emergency, and shall be defined in a manner consistent with the meaning ascribed thereto under Section 457 of the Code as a severe financial hardship of the Participant (or, if subsequent to his death, his Beneficiary) resulting from a sudden and unexpected illness, accident or loss of property due to casualty, or any other similar extraordinary and unforeseeable circumstance arising as a result of events beyond the control of the Participant (or, if subsequent to his death, his Beneficiary).


                               ARTICLE IX
                           Plan Administration

     9.1 Plan Administrator. The Plan shall be administered by a plan administrator (the "Administrator") to be appointed by and serve at the pleasure of the Plan Sponsor, or in the absence of the appointment or in the event any person so appointed shall fail or cease to serve, the Plan Sponsor shall be the Administrator.

     9.2 Power and Authority of Administrator. The Administrator is hereby vested with all the power and authority necessary in order to carry out its duties and responsibilities in connection with the administration of the Plan, including the power to interpret the provisions of the Plan. For such purpose, the Administrator shall have the power to adopt rules and regulations consistent with the terms of the Plan.


                                ARTICLE X
                   Amendment and Termination of Plan

     10.1 Amendment or Termination of the Plan. The Plan may be terminated at any time by the Board of the Plan Sponsor. The Plan may be amended in whole or in part from time to time by the Board of the Plan Sponsor effective as of any date specified. No amendment or termination shall operate to decrease a Participant's Deferral Account balance as of the earlier of the date on which the amendment or termination is approved by the Board of the Plan Sponsor or the date on which an instrument of amendment or termination is signed or approved on behalf of the Plan Sponsor.

                               ARTICLE XI
                   Adoption by Additional Corporations

     11.1 Adoption by Additional Corporations. Any subsidiary or affiliate of the Plan Sponsor may adopt the Plan with the consent of the Board of the Plan Sponsor and approval by its Board.


                               ARTICLE XII
                              Miscellaneous

     12.1 Nonassignability. The interests of each Participant under the Plan are not subject to claims of the Participant's creditors; and neither the Participant, nor his Beneficiary, shall have any right to sell, assign, transfer or otherwise convey the right to receive any payments hereunder or any interest under the Plan, which payments and interest are expressly declared to be nonassignable and nontransferable.

     12.2 Right to Require Information and Reliance Thereon. The Corporation and Administrator shall have the right to require any Participant, Beneficiary or other person receiving benefit payments to provide it with such information, in writing, and in such form as it may deem necessary to the administration of the Plan and may rely thereon in carrying out its duties hereunder. Any payment to or on behalf of a Participant or Beneficiary in accordance with the provisions of the Plan in good faith reliance upon any such written information provided by a Participant or any other person to whom such payment is made shall be in full satisfaction of all claims by such Participant and his Beneficiary; and any payment to or on behalf of a Beneficiary in accordance with the provision so the Plan in good faith reliance upon any such written information provided by such Beneficiary or any other person to whom such payment is made shall be in full satisfaction of all claims by such Beneficiary.

     12.3 Notices and Elections. All notices required to be given in writing and all elections required to be made in writing, under any provision of the Plan, shall be invalid unless made on such forms as may be provided or approved by the Administrator and, in the case of a notice or election by a Participant or Beneficiary, unless executed by the Participant or Beneficiary giving such notice or making such election. Subject to limitations under applicable provisions of the Code (or the Act if applicable) (such as the requirement that deferral elections be in writing), the Administrator is authorized in its discretion to accept other means for receipt of effective notices, elections, consent and/or application by Participants and/or Beneficiaries, including but not limited to interactive voice systems, on such basis and for such purposes as it determines from time to time.

     12.4 Delegation of Authority. Whenever the Plan Sponsor or any other Corporation is permitted or required to perform any act, such act may be performed by its President or Chief Executive Officer or other person duly authorized by its President or Chief Executive Officer or the Board of the Corporation.

     12.5 Service of Process. The Administrator shall be the agent for service of process on the Plan.

     12.6 Governing Law. The Plan shall be construed, enforced and administered in accordance with the laws of the Commonwealth of Virginia except as pre-empted by the Act in case of a Participant who is a common law employee of the corporation.

     12.7 Binding Effect. The Plan shall be binding upon and inure to the benefit of the Corporation, its successors and assigns, and the Participant and his heirs, executors, administrators and legal representatives.

     12.8 Severability. If any provision of the Plan should for any reason be declared invalid or unenforceable by a court of competent jurisdiction, the remaining provisions shall nevertheless remain in full force and effect.

     12.9 No Effect on Employment Agreement. The Plan shall not be considered or construed to modify, amend or supersede any employment or other agreement between the Corporation and the Participant heretofore or hereafter entered into unless so specifically provided.

     12.10 Gender and Number. In the construction of the Plan, the masculine shall include the feminine or neuter and the singular shall include the plural and vice versa in all cases where such meanings would be appropriate.

     12.11 Titles and Captions. Titles and captions and headings herein have been inserted for convenience of reference only and are to be ignored in any construction of the provisions hereof.

     12.12 Construction. The Plan is primarily a plan of deferral for non-employee Directors. However, to the extent that a Participant is a common law employee of the Corporation, the Plan with respect to such Participant shall be construed as a "plan which is unfunded and is maintained by the employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees," within the meaning of Sections 201(2), 301(a)(3), and 401(a)(1) of the Act, as amended, and shall be interpreted and administered accordingly.



                     VIRGINIA BANKERS ASSOCIATION
            MODEL NON-QUALIFIED DEFERRED COMPENSATION PLAN
                            FOR DIRECTORS
                           (January, 1998)

                         ADOPTION AGREEMENT

     If the Corporation completing this document has any questions about the adoption of the Plan, the provisions of the Plan, its representative should contact Bette J. Albert, C.L.U. at the Virginia Bankers Association Benefits Corporation, 700 East Main Street, Suite 1411, Post Office Box 462, Richmond, Virginia 23219, telephone number (804) 643-7469 during business hours.

     Each Corporation named below hereby adopts the Plan through this Adoption Agreement (the "Adoption Agreement"), to be effective as of the date(s) specified below, and elects the following specifications and provides the following information relating thereto:

In completing this Adoption Agreement, if additional space is required insert additional sheets.

                          Adoption Agreement Contents

                                                                     Page

     Option 1     Corporation(s) Adopting Plan Named in Paragraph
                  1.9 of the Plan                                       1
     Option 2     General Plan Information                              2
     Option 3     Status of Plan and Effective Date(s)                  2
     Option 4     Definitions                                           2
     Option 5     Time and Form of Benefit Payments                     4
     Option 6     Participant Deemed Investment Direction               8


1.     CORPORATION(S) ADOPTING PLAN NAMED IN PARAGRAPH 1.9 OF THE PLAN.

     (a)  Name of Corporation:            (b)  Corporation's telephone
          FNB Corporation                      Number:
                                               (540) 382-4951

     (c)  Address of Corporation:         (d)  Corporation's EIN:
          Post Office Box 600                  54-1791618
          Christiansburg, VA  24068-0600  (e)  Corporation's Tax Year End:
                                               12/31
     (f) Name, Address and Identifying Information of Other Participating Corporations Adopting the Plan:
          First National Bank
          54-0211160

2.     GENERAL PLAN INFORMATION.

     (a)   Name of Plan:  VBA Director's Non-Qualified Defered Compensation
           Plan

     (b) Name, Address and EIN of Plan Administrator(s): [If other than Plan Sponsor, appointment must be by resolution.]

3.     STATUS OF PLAN AND EFFECTIVE DATE(S).

     (a)   Effective Date of Plan:  The Effective Date of the Plan is June 1,
           2000.

     (b)   Plan Status.  The Adoption of the Plan through this Adoption
           Agreement is:

           [x]    (1)   Initial Establishment.  The initial adoption and
                        establishment of the Plan.

           [ ]    (2)   Restated Plan.  An amendment and restatement of the
                        Plan (a Restated Plan).

                       (A) Effective Date of this Restatement. The Effective Date of this Restatement of the Plan is , 20 .

                       (B)   Prior Plan.  The Plan was last maintained under
                             document dated      , 20  and was known as the .

                       (C) Transitional or Special Provisions: [Enter any transitional or special provisions relating to any Rollover Account and the Plan as restated.]

     (c) Adoption of Plan by Additional Corporations after Effective Date of Plan. The Effective Date(s) of the Plan with respect to

           [Enter name(s) of additional Corporations adopting Plan] is (are)

           [Enter date(s) Plan is first effective as to additional
            Corporation(s).]

4.     DEFINITIONS.

     (a)   Compensation           Compensation is used throughout the basic
           Paragraph 1.8          plan document for different purposes.  The
                                  following specific rules apply.

                                  (1)   General Definition.  The Compensation
                                        definition in paragraph 1.8 of the
                                        basic plan document is modified as
                                        follows:

                                     (A)  Retainer.  Retainer is more
                                          specifically defined to mean:




                                     (B)  Fees.  Fees is more specifically
                                          defined to mean:




                                  (2)   Specific Definitions.  When used with
                                        respect to Deferral Contributions
                                        under the Plan, Compensation shall
                                        include:

                                        [ ]    (A)    Retainer.

                                        [ ]    (B)    Fees.

                                        [x]    (C)    Retainers and Fees.

     (b)   Eligible Director       Eligible Director shall mean only the
           Paragraph 1.16          following:

                                   [ ]    (1)    All Directors.  Any
                                                 individual serving as a
                                                 Director of the Corporation.

                                   [x]    (2)    All Non-Employee Directors.
                                                 Any individual serving as a
                                                 Director of the Corporation,
                                                 except Directors who are
                                                 also common law employees of
                                                 the Corporation.

                                   [ ]    (3)    Determination by Board.  Any
                                                 individual who is designated
                                                 as an Eligible Director by
                                                 resolution of the [ ] Plan
                                                 Sponsor's [ ] Corporation's
                                                 Board of Directors.  A copy
                                                 of the resolution shall be
                                                 attached to and incorporated
                                                 by reference into the Plan.

     (c)   Plan Year               In the case of Restated Plan which prior
           Paragraph 1.20          to the Effective Date of this Restatement
                                   was maintained on the basis of a Plan Year
                                   beginning on a date other than January 1,
                                   the Plan Year shall begin       on,
                                   and ending on      ,      with a short
                                   Plan Year beginning on      ,      and
                                   ending on December 31,     .  Thereafter,
                                   the Plan Year shall be the 12 month period beginning each January 1.

     (d)   Valuation Date          The following date selected by the
           Paragraph 1.23          Corporation:

                                   [x]    (1)    Quarterly.  The last day of
                                                 each calendar quarter.

                                   [ ]    (2)    Semi-Annually.  The last day
                                                 of June and the last day of
                                                 December of each Plan Year.

                                   [ ]    (3)    Annually.  The last day of
                                                 each Plan Year.

     (e)   Effective Date          The effective date of coverage for an
           of Coverage             Eligible Director shall be [Check one]:
           Subparagraph 2.1
                                   [x]    (1)    Quarterly.  The first day of
                                                 the calendar quarter
                                                 following the date the
                                                 individual became an
                                                 Eligible Director.

                                   [ ]    (2)    Semi-Annually.  The first
                                                 day of the Plan Year or the
                                                 first day of the seventh
                                                 month of the Plan Year next
                                                 following the date the
                                                 individual became an
                                                 Eligible Director.

                                   [ ]    (3)    Annually.  The first day of
                                                 the Plan Year following the
                                                 date the individual became
                                                 an Eligible Director.

5.     TIME AND FORM OF BENEFIT PAYMENTS.

     (a)   Benefit Commencement    The term Benefit Commencement Date shall
           Date Defined            mean the first day of calendar quarter
           Paragraphs 1.5, 3.3(a)  coinciding or next following:
           and 6.1

                                   [ ]    (1)    Termination as Director.
                                                 The Participant's
                                                 termination as a Director of
                                                 the Corporation for whatever
                                                 reason.

                                   [x]    (2)    Selected By Participant.
                                                 The date selected by the
                                                 Participant in accordance
                                                 with the following:

                                              (A)  Participant's Options.
                                                   The Participant may elect
                                                   that his Benefit
                                                   Commencement Date be based
                                                   on [Select options to be
                                                   available to
                                                   Participants]:

                                              [ ]    (i)    His termination
                                                            as a Director of
                                                            the Corporation.

                                              [ ]    (ii)   A date certain
                                                            stated clearly in
                                                            his election form
                                                            which shall be
                                                            without regard to
                                                            when his service
                                                            as a Director of
                                                            the Corporation
                                                            ends.

                                              [x]    (iii)  The later of a
                                                            date certain or
                                                            his termination
                                                            as a Director of
                                                            the Corporation.

                                              [ ]    (iv)   The earlier of a
                                                            date certain or
                                                            his termination
                                                            as a Director of
                                                            the Corporation.

                                              [ ]    (v)    Describe other
                                                            options to be
                                                            available:

                                              (B)  Timing of Participant
                                                   Election.  The Participant
                                                   shall elect his Benefit
                                                   Commencement Date at the
                                                   following time:

                                              [ ]    (i)    At Time Deferral
                                                            Election is Made.
                                                            The Participant's
                                                            election of the
                                                            Benefit
                                                            Commencement Date
                                                            shall be made at
                                                            the time his
                                                            first Deferred
                                                            Contribution
                                                            Election is filed
                                                            under the Plan.

                                              [x]    (ii)   In Plan Year
                                                            Prior to Date
                                                            Elected.  The
                                                            Participant's
                                                            election of the
                                                            Benefit
                                                            Commencement Date
                                                            shall be made no
                                                            later than the
                                                            earlier of (a)
                                                            the end of the
                                                            Plan Year prior
                                                            to the Benefit
                                                            Commencement Date
                                                            selected and (b)
                                                            at least 90 days
                                                            before the
                                                            selected date.

     (b)   Form of Payment to      The form of benefit payments available to
           Participant             the Participant shall be determined in
           Paragraph 6.2(a)        accordance with the following rules:

                                   [ ]    (1)    Selected By Corporation.
                                                 The Corporation selects the
                                                 following form of payment:

                                     [ ]    (A)    Lump Sum Payment.
                                                   Deferral Benefits will be
                                                   paid in the form of a lump
                                                   sum payment.

                                     [ ]    (B)    Periodic Installments.
                                                   Deferral Benefits will be
                                                   paid in the form of
                                                   periodic installment
                                                   payments made:

                                                  (i)  Frequency:

                                                  [ ]  (a)  Monthly.

                                                  [ ]  (b)  Quarterly.

                                                  [ ]  (c)  Semi-Annually.

                                                  [ ]  (d)  Annually.

                                                  (ii)  Duration.  Over the
                                                        following period:

                                                  [ ]  (a)  Five (5) years.

                                                  [ ]  (b)  Ten (10) years.

                                                  [ ]  (c)  Fifteen (15)
                                                            years.

                                                  [ ]  (d)  Twenty (20)
                                                            years.

                                   [x]    (2)    Selected By Participant.
                                                 The form of payment shall be
                                                 selected by the Participant
                                                 in accordance with the
                                                 following.

                                                (A)   Participant's Options.
                                                      The Participant may
                                                      elect from among the
                                                      following forms of
                                                      payment [Select options
                                                      to be available to
                                                      Participants]:

                                                  [x]  (i)  Lump Sum Payment.
                                                            Deferral Benefits
                                                            may be paid only
                                                            in the form of a
                                                            lump sum payment.

                                                  [x]  (ii) Periodic
                                                            Installments.
                                                            Deferral Benefits
                                                            may be paid in
                                                            the form of
                                                            periodic
                                                            installment
                                                            payments made:

                                                        (a)  Frequency:

                                                        [x] (I)   Monthly.

                                                        [x] (II)  Quarterly.

                                                        [x] (III) Semi-
                                                                  Annually.

                                                        [x] (IV)  Annually.

                                                        (b)  Duration.  Over
                                                             the following
                                                             period:

                                                        [x] (I)   Five (5)
                                                                  years.

                                                        [x] (II)  Ten (10)
                                                                  years.

                                                        [x] (III) Fifteen
                                                                  (15) years.

                                                        [x] (IV)  Twenty (20)
                                                                  years.

                                                (B)   Timing of Participant
                                                      Election.  The
                                                      Participant shall elect
                                                      his form of payment at
                                                      the following time:

                                                [ ] (i)   At Time Deferral
                                                          Election is Made.
                                                          The Participant's
                                                          election of the
                                                          form of payment
                                                          shall be made at
                                                          the time his first
                                                          Deferred
                                                          Contribution
                                                          Election is filed
                                                          under the Plan.

                                                [x] (ii)  In Plan Year Prior
                                                          to Date Elected.
                                                          The Participant's
                                                          election of the
                                                          form of payment
                                                          shall be made no
                                                          later than the
                                                          earlier of (a) the
                                                          end of the Plan
                                                          Year prior to the
                                                          Benefit
                                                          Commencement Date
                                                          selected and (b) at
                                                          least 90 days
                                                          before the selected
                                                          date.

     (c)   Form of Payment to      The form of benefit payments available to
           Beneficiary             the Beneficiary shall be determined in
           Paragraph 6.2(b)accordance with the following rules:

           [ ]    (1)    Selected By Corporation.  The Corporation selects
                         the following form of payment:

                         [ ]   (A)   Lump Sum Payment.  Deferral Benefits
                                     will be paid in the form of a lump sum
                                     payment.

                         [ ]   (B)   Periodic Installments.  Deferral
                                     Benefits will be paid in the form of
                                     periodic installment payments made:

                                     (i)   Frequency:

                                     [ ]   (a)   Monthly.

                                     [ ]   (b)   Quarterly.

                                     [ ]   (c)   Semi-Annually.

                                     [ ]   (d)   Annually.

                                     (ii)  Duration.  Over the following
                                           period:

                                     [ ]   (a)   Five (5) years.

                                     [ ]   (b)   Ten (10) years.

                                     [ ]   (c)   Fifteen (15) years.

                                     [ ]   (d)   Twenty (20) years.

           [x]    (2)    Selected By Participant.  The form of payment shall
                         be selected by the Participant in accordance with the following:

                         (A) Participant's Options. The Participant may elect from among the following forms of payment [Select options to be available to Participant]:

                         [x]   (i)   Lump Sum Payment.  Deferral Benefits may
                                     be paid only in the form of a lump sum
                                     payment.

                         [x]   (ii)  Periodic Installments.  Deferral
                                     Benefits may be paid in the form of
                                     periodic installment payments made:

                                    (a)   Frequency:

                                    [x]   (I)   Monthly.

                                    [x]   (II)  Quarterly.

                                    [x]   (III) Semi-Annually.

                                    [x]   (IV)  Annually.

                                    (b)   Duration.  Over the following
                                          period:

                                    [x]   (I)   Five (5) years.

                                    [x]   (II)  Ten (10) years.

                                    [x]   (III) Fifteen (15) years.

                                    [x]   (IV)  Twenty (20) years.

                         (B)   Timing of Participant Election.  The
                               Participant shall elect the Beneficiary's form of payment at the time his first at any time prior to his death.

6.     PARTICIPANT DEEMED INVESTMENT DIRECTION
       Paragraph 3.6

     (a)   Availability Generally  A Participant [Check one]:

                                  [ ]   (1)   Not Permitted.  May not make
                                              deemed investment directions.

                                  [x]   (2)   Permitted.  May make deemed
                                              investment directors for his
                                              Deferral Accounts.

     (b)   Frequency and           Participants may make their deemed
           Effective Date of       investment directions as [Check one if
           Investment Directions   Option 6(a)(2) is selected]:

                                  [x]   (1)   Quarterly.  Quarterly effective
                                              as of the first day of each
                                              quarter of the Plan Year,

                                  [ ]   (2)   Semi-Annually.  Semi-annually
                                              effective as of the first day
                                              of each Plan Year,

                                  [ ]   (3)   Annually.  Annually effective
                                              as of the first day of each
                                              Plan Year,

                                  and (if any of the above options are
                                  selected) at such other date(s) as the
                                  Administrator may from time to time
                                  authorize.

     IN WITNESS WHEREOF, each Corporation, by its duly authorized representatives, has executed this instrument this 4th day of May, 2000.


                                          FNB Corporation
                                          [Enter Name of Corporation]

                                          By  /s/
                                          Its   Pres. and CEO


[SEAL]

ATTEST:

__________________________________________
Its________________________________________



                                          ___________________________________
                                          [Enter Name of Corporation]

                                          By_________________________________
                                          Its________________________________


[SEAL]

ATTEST:

__________________________________________
Its________________________________________

                                          ___________________________________
                                          [Enter Name of Corporation]

                                          By_________________________________
                                          Its________________________________


[SEAL]

ATTEST:

__________________________________________
Its________________________________________